   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 30, 1998

                                                      REGISTRATION NO. 333-64773
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------
                      PRICE COMMUNICATIONS WIRELESS, INC.

             (Exact name of Registrant as specified in its charter)

           DELAWARE                          4812                  13-3956941
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. employer
              of                 Classification Code Number)     identification
incorporation or organization)                                      number)

                        SUBSIDIARY GUARANTOR REGISTRANTS

                                                        PRIMARY
            EXACT NAME OF                              STANDARD         I.R.S.
        GUARANTOR REGISTRANTS             STATE       INDUSTRIAL       EMPLOYER
           AS SPECIFIED IN                 OF       CLASSIFICATION   IDENTIFICATION
      THEIR RESPECTIVE CHARTERS         FORMATION     CODE NUMBER       NUMBER
-------------------------------------  -----------  ---------------  ------------
Panama City Communications, Inc.          Florida           4812      59-2863688
Panama City Cellular Telephone            Florida           4812      59-2881586
  Company, Ltd.
Panhandle Cellular Partnership            Florida           4812      65-0083886
Savannah Cellular Limited Partnership    Delaware           4812      58-1896629
CEI Communications, Inc.                 Delaware           4812      94-3032437
Macon Cellular Telephone Systems,             New           4812      02-0414924
  L.P.                                  Hampshire
Columbus Cellular Telephone Company       Georgia           4812      58-1802141
Albany Cellular Partners                  Georgia           4812      22-2918690
Cellular Dynamics Telephone Company       Georgia           4812      58-1761830
  of Georgia
Montgomery Cellular Holding Co., Inc.    Delaware           4812      42-1330618
Montgomery Cellular Telephone             Alabama           4812      63-0972220
  Company, Inc.

                                                        PRIMARY
            EXACT NAME OF                              STANDARD         I.R.S.
        GUARANTOR REGISTRANTS             STATE       INDUSTRIAL       EMPLOYER
           AS SPECIFIED IN                 OF       CLASSIFICATION   IDENTIFICATION
      THEIR RESPECTIVE CHARTERS         FORMATION     CODE NUMBER       NUMBER
-------------------------------------  -----------  ---------------  ------------

Cellular Systems of Southeast            Delaware           4812      63-0964897
  Alabama, Inc.
Dothan Cellular Telephone Company,        Alabama           4812      63-0964898
  Inc.
Palmer Wireless Holdings, Inc.           Delaware           4812      65-0477815
Price Communications Wireless II,        Delaware           4812      13-3966848
  Inc.
Price Communications Wireless III,       Delaware           4812      13-3970561
  Inc.
Price Communications Wireless IV,        Delaware           4812      13-3970562
  Inc.
Price Communications Wireless V, Inc.    Delaware           4812      13-3970564
Price Communications Wireless VI,        Delaware           4812      13-3970565
  Inc.
Price Communications Wireless VII,       Delaware           4812      13-3970566
  Inc.
Price Communications Wireless VIII,      Delaware           4812      13-3970567
  Inc.
Price Communications Wireless IX,        Delaware           4812      13-3970569
  Inc.

                              45 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 757-5600

         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                  ROBERT PRICE
                      PRICE COMMUNICATIONS WIRELESS, INC.
                              45 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 757-5600

 (Name, address, including zip code, and telephone number, including area code, of agent for service)
                         ------------------------------

                                   COPIES TO:

                           RICHARD D. TRUESDELL, JR.
                             DAVIS POLK & WARDWELL
                              450 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 450-4000

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box:/ /

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



    This Amendment No. 2 to the Form S-4 Registration Statement is a Part II filing solely to file exhibits. Accordingly, the Prospectus has been omitted.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

    The estimated expenses in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are:


Securities and Exchange Commission Registration Fee...........  $154,875.00*
Printing and Engraving Expenses...............................  $100,000.00*
Legal Fees and Expenses.......................................  $100,000.00*
Accounting Fees and Expenses..................................  $100,000.00*
Miscellaneous.................................................  $   125.00*
                                                                ----------
Total.........................................................  $455,000.00*
                                                                ----------
                                                                ----------


*   Previously filed

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Reference is made to Section 102(b)(7) of the Delaware General Corporation Law (the "DGCL"), which enables a corporation in its original certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director for violations of the director's fiduciary duty, except
(i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for the unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

    Section 145 of the DGCL empowers the Company to indemnify, subject to the standards set forth therein, any person in connection with any action, suit or proceeding brought before or threatened by reason of the fact that the person was a director, officer, employee or agent of such company, or is or was serving as such with respect to another entity at the request of such company. The DGCL also provides that the Company may purchase insurance on behalf of any such director, officer, employee or agent.

    The Certificate of Incorporation and By-laws of PCW exonerate directors of PCW from personal liability to PCW and their respective stockholders, for monetary damages for breach of the fiduciary duty of care as a director, but it does not eliminate or limit liability for any breach of the directors' duty of loyalty for acts or omissions not in good faith or which involve intentional misconduct or knowing violations of law, for any improper declaration of dividends or for any transaction from which the directors derived an improper personal benefit. The Certificate of Incorporation does not eliminate a stockholder's right to seek nonmonetary, equitable remedies, such as an injunction or rescission, to redress an action taken by the directors. However, as a practical matter, equitable remedies may not be available in all situations, and there may be instances in which no effective remedy is available.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES

    On June 9, 1998, the Company issued notes consisting of $525 million principal amount at maturity of 9 1/8% Senior Secured Notes due 2006 in an unregistered offering in reliance on Section 4(2) of the Securities Act of 1933, as amended. These notes are the object of this registered exchange offer for registered, but otherwise identical, notes.

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

    (a) Exhibits (see index to exhibits at E-1)

ITEM 17. UNDERTAKINGS

    (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PRICE COMMUNICATIONS WIRELESS, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER
                                     AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
       /s/ ROBERT PRICE           Executive Officer and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Executive Officer)

                                Chief Financial Officer
              *                   (Principal Financial
------------------------------    Officer and Accounting     December 30, 1998
       Jeffrey L. Green           Officer)


  *By:              /s/ ROBERT PRICE               Attorney-in-fact
        ---------------------------------------
                      Robert Price

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PANAMA CITY COMMUNICATIONS, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PANAMA CITY CELLULAR TELEPHONE COMPANY LTD.

                                By:  Panama City Communications, Inc.,
                                     its managing partner

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PANHANDLE CELLULAR PARTNERSHIP

                                By:  Palmer Wireless Holdlings, Inc.,
                                     its managing partner

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                SAVANNAH CELLULAR LIMITED PARTNERSHIP

                                By:  Palmer Wireless Holdings, Inc.,
                                     its managing partner

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                CEI COMMUNICATIONS, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                MACON CELLULAR TELEPHONE SYSTEMS, L.P.

                                By:  CEI Communications, Inc.,
                                     its managing partner

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                COLUMBUS CELLULAR TELEPHONE COMPANY

                                By:  Palmer Wireless Holdings, Inc.,
                                     its managing partner

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                ALBANY CELLULAR PARTNERS

                                By:  Palmer Wireless Holdings, Inc.,
                                     its managing partner

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                CELLULAR DYNAMICS TELEPHONE COMPANY OF GEORGIA

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                MONTGOMERY CELLULAR HOLDING CO., INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                MONTGOMERY CELLULAR TELEPHONE COMPANY, INC.

                                     /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                CELLULAR SYSTEMS OF SOUTHEAST ALABAMA, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                DOTHAN CELLULAR TELEPHONE COMPANY, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PALMER WIRELESS HOLDINGS, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PRICE COMMUNICATIONS WIRELESS II, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PRICE COMMUNICATIONS WIRELESS III, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PRICE COMMUNICATIONS WIRELESS IV, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PRICE COMMUNICATIONS WIRELESS V, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PRICE COMMUNICATIONS WIRELESS VI, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PRICE COMMUNICATIONS WIRELESS VII, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PRICE COMMUNICATIONS WIRELESS VIII, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the Registration Statement on this Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, New York, on December 30th, 1998.


                                PRICE COMMUNICATIONS WIRELESS IX, INC.

                                By:  /s/ ROBERT PRICE
                                     -----------------------------------------
                                     Robert Price
                                     DIRECTOR, PRESIDENT, CHIEF EXECUTIVE
                                     OFFICER, ASSISTANT SECRETARY AND TREASURER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement on Form S-4 has been signed by the following persons in the capacities and on the dates indicated.



          SIGNATURE                       TITLE                    DATE
------------------------------  --------------------------  -------------------

                                Director, President, Chief
                                  Executive Officer,
       /s/ ROBERT PRICE           Assistant Secretary and
------------------------------    Treasurer (Principal       December 30, 1998
         Robert Price             Financial Officer and
                                  Principal Executive
                                  Officer)

     /s/ KIM I. PRESSMAN        Vice-President, Secretary
------------------------------    and Assistant Treasurer    December 30, 1998
       Kim I. Pressman            (Accounting Officer)

                                 EXHIBIT INDEX


 EXHIBIT NO.                                            DESCRIPTION
-------------  ---------------------------------------------------------------------------------------------
       1.1 #   Purchase Agreement

       2.1     The Merger Agreement+

       3.1 #   Certificate of Incorporation, as restated, of PCW (formerly Palmer Wireless, Inc.)

       3.2 #   By-laws of PCW

       3.3 #   Articles of Incorporation, as amended, of Panama City Communications, Inc. (formerly Milky
               Way Communications, Inc.)

       3.4 #   Bylaws of Panama City Communications, Inc. (formerly Milky Way Communications, Inc.)

       3.5 #   Certificate of Limited Partnership, as amended, of Panama City Cellular Telephone Company,
               Ltd. (formerly Cellular One of Panama City, Florida, Limited)

       3.6 #   Limited Partnership Agreement of Panama City Cellular Telephone Company, Ltd. (formerly
               Cellular One of Panama City, Florida, Limited)

       3.7 #   Partnership Agreement of Panhandle Cellular Partnership

       3.8 #   Certificate of Limited Partnership, as amended, of Savannah Cellular Limited Partnership

       3.9 #   Limited Partnership Agreement, as amended, of Savannah Cellular Limited Partnership

       3.10#   Certificate of Incorporation of CEI Communications, Inc. (formerly Chin Enterprises, Inc.)

       3.11#   Bylaws of CEI Communications, Inc.

       3.12#   Agreement and Certificate of Limited Partnership, as amended, of Macon Cellular Telephone
               Systems, L.P. (formerly Portsmouth Cellular Limited Partnership)

       3.14#   Partnership Agreement of Columbus Cellular Telephone Company

       3.15#   General Partnership Agreement, as amended and restated, of Albany Cellular Partners

       3.16#   Articles of Incorporation, as amended, of Cellular Dynamics Telephone Company of Georgia
               (formerly Cellcom Telephone Company of Georgia)

       3.17#   Bylaws of Cellular Dynamics Telephone Company of Georgia (formerly Cellcom Telephone Company of Georgia)

       3.18#   Certificate of Incorporation of Montgomery Cellular Holding Co., Inc.

       3.19#   Bylaws of Montgomery Cellular Holding Co., Inc.

       3.20#   Certificate of Incorporation of Montgomery Cellular Telephone Company, Inc.

       3.21#   Bylaws of Montgomery Cellular Telephone Company, Inc.

       3.22#   Certificate of Incorporation of Cellular Systems of Southeast Alabama, Inc.

       3.23#   Bylaws of Cellular Systems of Southeast Alabama, Inc.

       3.24#   Articles of Incorporation, as amended, of Dothan Cellular Telephone Company, Inc. (formerly
               Cellular One of Southeast Alabama, Inc. and Cosa II, Inc.)

       3.25#   Bylaws of Dothan Cellular Telephone Company, Inc. (formerly Cellular One of Southeast
               Alabama, Inc.)

       3.26#   Certificate of Incorporation, as restated, of Palmer Wireless Holdings, Inc.

       3.27#   Bylaws of Palmer Wireless Holdings, Inc.

 EXHIBIT NO.                                            DESCRIPTION
-------------  ---------------------------------------------------------------------------------------------
       3.28#   Certificate of Incorporation of Price Communications Wireless II, Inc.

       3.29#   Bylaws of Price Communications Wireless II, Inc.

       3.30#   Certificate of Incorporation of Price Communications Wireless III, Inc.

       3.31#   Bylaws of Price Communications Wireless III, Inc.

       3.32#   Certificate of Incorporation of Price Communications Wireless IV, Inc.

       3.33#   Bylaws of Price Communications Wireless IV, Inc.

       3.34#   Certificate of Incorporation of Price Communications Wireless V, Inc.

       3.35#   Bylaws of Price Communications Wireless V, Inc.

       3.36#   Certificate of Incorporation of Price Communications Wireless VI, Inc.

       3.37#   Bylaws of Price Communications Wireless VI, Inc.

       3.38#   Certificate of Incorporation of Price Communications Wireless VII, Inc.

       3.39#   Bylaws of Price Communications Wireless VII, Inc.

       3.40#   Certificate of Incorporation of Price Communications Wireless VIII, Inc.

       3.41#   Bylaws of Price Communications Wireless VIII, Inc.

       3.42#   Certificate of Incorporation of Price Communications Wireless IX, Inc.

       3.43#   Bylaws of Price Communications Wireless IX, Inc.

       4.1 #   Indenture to 9 1/8% Senior Secured Notes due 2006 among PCW, each of the Guarantors and Bank of Montreal Trust Company, as Trustee (including form of note)

       4.2     Indenture to 11 3/4% Senior Subordinated Notes due 2007 between PCW and Bank of Montreal
               Trust Company, as Trustee (including form of note)+

       5.1 #   Opinion of Davis Polk & Wardwell regarding the validity of the Notes

       5.2     Opinion of Patrick Meehan relating to the validity of Guarantees

      10.1     Fort Myers Sale Agreement*

      10.2     Georgia Sale Agreement*

      10.3     Wisehart Employment Agreement*

      10.4     Meehan Employment Agreement*

      10.5     Green Employment Agreement+

      10.6     Ryan Employment Agreement+

      12.1 #   Statement re: Computation of Ratio of Earnings to Fixed Charges

      21.1 #   Subsidiaries of the Company

      23.1 #   Consent of KPMG Peat Marwick LLP relating to the financial statements of Palmer

      23.2 #   Consent of Arthur Andersen LLP

      23.3 #   Consent of Davis Polk & Wardwell (see exhibit 5.1)

      24.1 #   Power of Attorney for the Company

      24.2 #   Power of Attorney for Panama City Communications, Inc.

      24.3 #   Power of Attorney for Panama City Cellular Telephone Company, Ltd.

      24.4 #   Power of Attorney for Panhandle Cellular Partnership

      24.5 #   Power of Attorney for Savannah Cellular Limited Partnership

      24.6 #   Power of Attorney for CEI Communications, Inc.

 EXHIBIT NO.                                            DESCRIPTION
-------------  ---------------------------------------------------------------------------------------------
      24.7 #   Power of Attorney for Macon Cellular Telephone Systems, L.P.

      24.8 #   Power of Attorney for Columbus Celular Telephone Company

      24.9 #   Power of Attorney for Albany Cellular Partners

      24.10#   Power of Attorney for Cellular Dynamics Telephone Company of Georgia

      24.11#   Power of Attorney for Montgomery Cellular Holding Co., Inc.

      24.12#   Power of Attorney for Montgomery Cellular Telephone Company, Inc.

      24.13#   Power of Attorney for Cellular Systems of Southeast Alabama, Inc.

      24.14#   Power of Attorney for Dothan Cellular Telephone Company, Inc.

      24.15#   Power of Attorney for Palmer Wireless Holdings, Inc.

      24.16#   Power of Attorney for Price Communications Wireless II, Inc.

      24.17#   Power of Attorney for Price Communications Wireless III, Inc.

      24.18#   Power of Attorney for Price Communications Wireless IV, Inc.

      24.19#   Power of Attorney for Price Communications Wireless V, Inc.

      24.20#   Power of Attorney for Price Communications Wireless VI, Inc.

      24.21#   Power of Attorney for Price Communications Wireless VII, Inc.

      24.22#   Power of Attorney for Price Communications Wireless VIII, Inc.

      24.23#   Power of Attorney for Price Communications Wireless IX, Inc.

      25.1 #   Statement of Eligibility of Trustee with respect to the 9 1/8% Senior Secured Notes due 2006 of PCW

      99.1 #   Form of Letter of Transmittal to 9 1/8% Senior Secured Notes due 2006 of the Company

      99.2 #   Form of Notice of Guaranteed Delivery to 9 1/8% Senior Secured Notes due 2006 of the Company

      99.3 #   Form of Instruction to Registered Holder and/or Book-Entry Transfer of Participant from Owner of the Company

      99.4 #   Form of Letter to Clients

      99.5 #   Form of Letter to Registered Holders and Depository Trust Company
               Participants


------------------------

* Incorporated by reference to Registration No. 333-41227 filed by Price Communications Cellular Holdings Inc. ("Holdings") with the Commission


+ Incorporated by reference to Registration No. 333-57363 filed by Holdings and Price Communications Corporation with the Commission.


+ Incorporated by reference to Registration No. 333-36253 filed by the Company with the Commission.

#  Previously filed.